UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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UQM Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2007

The annual meeting of shareholders of UQM Technologies, Inc. will be held on August 22, 2007, at 10:00 a.m., Denver Time at the Renaissance Suites at Flatiron, 500 Flatiron Boulevard, Broomfield, Colorado 80021 for the following purposes:

1.  To elect a Board of five (5) directors to serve for the ensuing year and thereafter until their successors are duly elected and qualified.

2.  To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP to act as independent auditors for the fiscal year ending March 31, 2008.

3.  To transact such other business as may properly come before the meeting.

The record date for the Annual Meeting of Shareholders has been fixed at July 3, 2007. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

 July 5, 2007                                                                                                                                                                                                        By order of the Board of Directors

                                                                                                                                                                                                                       /s/Donald A. French

                                                                                                                                                                                                                       Donald A. French, Secretary

YOUR VOTE IS IMPORTANT. All shareholders, whether or not they expect to attend the Annual Meeting, are requested to complete, date, sign and mail the enclosed proxy, which is solicited by the Board of Directors. The enclosed envelope may be used for that purpose. If you attend the meeting, you may vote in person even though you have given a proxy.

PROXY STATEMENT

____________________________

UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

____________________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2007

____________________________

This proxy statement is being mailed on or about July 9, 2007, to the shareholders of UQM Technologies, Inc. ("UQM" or the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of proxy for the Annual Meeting of Shareholders to be held on August 22, 2007. The last Annual Meeting of Shareholders was held on August 2, 2006.

If a proxy is properly signed and returned to the Company or completed via telephone or over the internet , the shares represented by the proxy will be voted at the meeting. If a shareholder indicates in his proxy a choice with respect to any matter to be voted upon, the shares will be voted in accordance with the shareholder's choice. If no choice is indicated, the shares will be voted "for" each of the proposals. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

Persons making the solicitation

This proxy is solicited on behalf of the Board of Directors of the Company. The solicitation will be made predominately by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of proxies may be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefore.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on July 3, 2007, will be entitled to vote at the meeting. As of that date there were 26,574,717 shares of the Company's $.01 par value common stock outstanding, each share being entitled to one vote. The Company has no other classes of voting securities. The Company's articles of incorporation provide that one-third of the outstanding shares of the common stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any shareholders' meeting. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors. For other matters subject to voting, the votes cast in favor of a matter must exceed the votes cast opposing the action. Cumulative voting is not allowed in the election of directors or for any other purposes.

Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "Householding" proxy statements and annual reports. This means that only one copy of the Corporation's Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request to the Secretary of the Company, UQM Technologies, Inc., 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530, telephone: (303) 278-2002. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact the Company at the above address and phone number.

Electronic Availability of Proxy Statement and Annual Report

As permitted by new rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement and its Annual Report available to its shareholders electronically via the Internet. We will send to shareholders, on or about July 9, 2007 a notice announcing instructions on how to access proxy materials and vote (online), or how to obtain these materials through the mail. Other information contained in the notice includes the time, date and location of the Annual Meeting of Shareholders.

ELECTION OF DIRECTORS

Pursuant to the bylaws of the Company, the Board of Directors shall consist of not fewer than three directors. The Board of Directors currently consists of five members. The Board of Directors has nominated five candidates to stand for election to the Board of Directors, four of whom are independent directors, as defined in the applicable rules for companies traded on the American Stock Exchange, and the fifth of whom is the Company's Chief Executive Officer. Proxies may not be voted for more than five persons. The Board of Directors is not classified, and each director serves for a term of one year and thereafter until his successor is duly elected and qualified.

At the Annual Meeting, the shareholders will elect five members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.
Name	Age	Position with the Company	Officer or Director Since	Business Experience

William G. Rankin	63	Chairman of the Board, President and Chief Executive Officer	1994

Chairman of the Board of Directors since February 2000; Chief Executive Officer since August 1999; President and Chief Operating Officer since January 1996; Executive Vice President - Operations from 1992 through 1995.

Ernest H. Drew	70	Director, Member of the Audit Committee and Compensation and Benefits Committee	1999

Consultant and Investor since 1998; Chief Executive Officer of Westinghouse Industries & Technology Group from 1997 to 1998. Member of the Board of Management of Hoechst AG from 1995 to 1997. Director of Ashland, Inc., Public Service Enterprise Group and Thomas & Betts Corporation.

Stephen J. Roy	57	Director, Member of the Audit Committee and Compensation and Benefits Committee	2000	Principal, STL Capital Partners, LLC since 2002. Managing Director- Investment Banking for A. G. Edwards & Sons, Inc. from 1989 through 2002.

Lieutenant General Jerome H. Granrud (Retired)	70	Director, Member of the Audit Committee	2002	Consultant since 1996.

Donald W. Vanlandingham	67	Director, Member of the Compensation and Benefits Committee	2003

Consultant, Cadwest LLC since 2003, Chairman of the Board of Directors of Ball Aerospace and Technologies Corporation, a wholly-owned subsidiary of Ball Corporation from 2002 to 2003; President and Chief Executive Office of Ball Aerospace and Technologies Corporation from 1996 to 2002.

No family relationship exists between any director, executive officer, significant employee or person nominated or chosen by the Company to become a director or executive officer.

There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

During the fiscal year ended March 31, 2007 the Board of Directors held meetings on seven occasions. The Company encourages all of its Directors to attend the Annual Meeting of Shareholders each year. At the last Annual Meeting of Shareholders held August 2, 2006 all members of the Board of Directors were in attendance. Each incumbent director attended or participated in more than seventy-five percent of the meetings of the Board of Directors and Board Committees on which he served during the period he was a director. Participation at meetings was sometimes by telephone, which is authorized under Colorado law. The votes of each director are recorded in the minutes for each matter considered by the Board of Directors. The independent directors serving on the Board of Directors periodically meet as a group without management present. None of the directors listed above has been involved during the last five years in any legal proceedings that are material to an evaluation of the ability or integrity of that person to act as a director of the Company.

The Board of Directors has an Audit Committee and a Compensation and Benefits Committee. The Audit Committee has a written charter adopted by the Board of Directors that specifies its duties including assisting the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions, and its direct responsibility for the appointment, retention, compensation and oversight of the independent auditors. A copy of the company's audit committee charter is available on our website at www.uqm.com/about/audit.html. The audit committee consists of three directors, Messrs. Drew, Roy and Granrud, and met four times during fiscal 2007. All members of the audit committee are independent directors as defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission. The audit committee also includes at least one independent member, Mr. Roy, whom the Board has determined meets the qualifications of an "audit committee financial expert" in accordance with SEC rules. See also "Report of the Audit Committee" below.

The Company does not have a Nominating Committee. The Company believes that it is appropriate for all members of the Board of Directors (four of whom are independent directors, as defined in the applicable rules for companies traded on the American Stock Exchange) to consider whether the size and composition of the Board is appropriate in the context of the Company's business operations and to suggest changes when deemed appropriate. The Board's policies regarding nominations are set forth in resolutions of the Board of Directors. Priorities and emphasis by members of the Board of Directors may change from time-to-time due to changes in business operations or industry trends relative to the portfolio of skills and experience of current and prospective Board members. Generally, a diversity of factors such as age, general business experience, leadership and understanding and achievement in technology, manufacturing, marketing or finance are considered in the nomination process, although the Board has not established any specific minimum criteria or qualifications that a nominee must possess. Consideration of new Board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. Candidates for nomination to the Board are generally suggested by Board members, Company employees and shareholders or business associates. The Board of Directors will consider candidates proposed by shareholders using the same evaluation criteria as for other candidates. Any shareholder interested in submitting a prospective nominee for consideration by the Board of Directors should submit the candidate's name and qualifications addressed to: Corporate Secretary at 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530.

The Compensation and Benefits Committee, which reviews the performance and compensation of the Company's Chief Executive Officer and administers the 2002 Equity Incentive Plan, Stock Purchase Plan and Employee Stock Bonus Plan, consists of three directors, Messrs. Drew, Roy and Vanlandingham, and met four times during fiscal 2007. The compensation and benefits committee does not have a written charter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation and Benefits Committee currently consists of three outside directors, Messrs. Drew, Roy and Vanlandingham. During the fiscal year ended March 31, 2007, Messrs. Drew, Roy and Vanlandingham were not officers or employees of the Company or its subsidiaries, were not former officers or employees of the Company or its subsidiaries and did not have any relationship with the Company or its subsidiaries requiring disclosure.

Communications from Shareholders to the Board of Directors

The Board of Directors recommends that any communications from shareholders be in writing and addressed to the Board in care of the Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, Colorado 80530. The name of any specific intended Board member should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipient; however, the Board has also authorized the Corporate Secretary, prior to forwarding any correspondence, to review the correspondence, and in his discretion, not to forward certain items if they are deemed frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers, employees, consultants, representatives and agents. The Code of Ethics and Business Conduct is available on our website at www.uqm.com/about/UQMcode.html. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors has furnished the following report on its activities:

The committee appointed the independent auditors Grant Thornton LLP to serve for the fiscal year ended March 31, 2007 and this selection was ratified by the Company's shareholders on August 2, 2006. The committee reviewed and discussed the financial statements included in the Quarterly Reports on Form 10-Q and the audited financial statements in the Annual Report for the fiscal year ended March 31, 2007 with Grant Thornton LLP. The meetings and discussions included the matters required to be discussed by Statement of Auditing Standards No. 61. The committee also reviewed with management and the independent auditors the reasonableness of significant judgements and the clarity and quality of disclosures in the financial statements, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered whether the independent auditors' provision of non-audit services is compatible with the auditors' independence.

In accordance with Audit Committee policy and applicable law, the audit committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit) provided by the independent auditor Grant Thornton LLP. Non-audit services, such as tax return preparation, are provided by service providers other than Grant Thornton LLP.

The committee discussed with the Company's independent auditors the overall scope and plans for their audit and met with the auditors, with and without management present, to discuss the results of their examinations, their consideration and testing of the Company's internal controls as part of their audit, and the overall quality of the Company's financial reporting. The committee also reviewed the Company's disclosure controls. Four audit committee meetings were held during the fiscal year.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2007 and filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Ernest H. Drew

Stephen J. Roy

Jerome H. Granrud

1The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

MANAGEMENT

The executive officers of the Company are:
Name	Age	Position

William G. Rankin	63	Chairman of the Board of Directors, President and Chief Executive Officer

Donald A. French	51	Treasurer, Secretary and Chief Financial Officer

Ronald M. Burton	53	Vice President, Operations

William G. Rankin, Chairman of the Board of Directors since February 2000 and Chief Executive Officer since August 1999, President and Chief Operating Officer since 1996, Executive Vice President-Operations from 1992 through 1995 and member of the Board of Directors since 1994, joined the Company in 1992.

Donald A. French, Treasurer, Secretary and Chief Financial Officer, joined the Company in 1987. Mr. French also served as Controller from 1987 through 1998.

Ronald M. Burton, Vice President, Operations, joined the Company in March 2004. From 2001 to 2004 Mr. Burton was employed by Stature Electric, Inc., a motor manufacturing company, as Vice President of Sales and Engineering. From 1989 to 2001, Mr. Burton was employed by Globe Motors, a motor manufacturing company, where he served as Director of Engineering and Operations since 1993, and prior to that as Director of Engineering.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than 10 percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission, the American Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange. The Company is required to report in this statement any failure to file timely reports during fiscal 2007. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all required reports were filed timely during fiscal 2007.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation programs are designed with the objectives of attracting, motivating and retaining highly qualified executives, providing performance based incentives for the attainment of strategic business objectives, rewarding superior performance and aligning the interests of our executives with those of our shareholders.

Our management Compensation program has three primary components:

Base pay	Provides an annual salary level consistent with market conditions, the individuals' position, responsibility and contributions.

Variable pay

Makes a portion of each executive's annual compensation dependent upon the success of the Company, organizational and individual performance objectives and encourages an ownership mindset that aligns the interests of management with those of the Company's other shareholders.

Retirement, severance and other compensation	Rewards long-term service and provides some measure of financial security.

The variable based component of executive compensation may be paid in cash or equity or a combination of both and is determined based on both objective and subjective criteria. The objective criteria is based on the attainment of financial goals established in the Company's annual business plan that is reviewed and approved by the board of directors at the beginning of each fiscal year. The subjective criteria are determined by the compensation and benefit committee (compensation committee) of the board of directors based on their deliberations regarding accomplishments and successes achieved collectively and individually by Company executives that, in the compensation committee's judgment, contributed value to the Company and its shareholders. In order to provide a complete compensation package to our executives, the Company's executive officers may participate in benefit plans generally available to all employees including health, dental and life insurance, long-term disability insurance, flexible spending accounts, 401 (k) retirement plan and stock purchase plan.

We have entered into multi-year employment agreements with our Chief Executive Officer and Chief Financial Officer that contain voluntary and involuntary severance payment provisions, including change in control severance payments, post retirement medical insurance and provide a modest program of executive perquisites and personal benefits as are further described below.

The compensation committee of the board of directors is composed of three board members. All compensation committee members are independent directors as defined in applicable rules of the American Stock Exchange. The compensation committee recommended the total compensation (and each of the individual elements of compensation) for William G. Rankin, Chairman, President and Chief Executive Officer, to the board of directors, which subsequently approved the compensation committee's recommendation without change. The compensation committee also recommended the compensation of the other executive officers with input from the Chief Executive Officer. These recommendations were also subsequently approved by the board of directors without modification.

To assist the compensation committee in its review of executive compensation, company executives prepare compensation data gathered from annual reports and proxy statements of companies that are categorized by several brokerage firm analysts as alternative energy companies. Of this group, the executives selected twenty companies that it considers to be peers based on a number of factors including, but not limited to, revenues, earnings, market capitalization, scope of operations, stage of organizational development and the subjective judgement of the Company's executive officers. The compensation committee subsequently approved the peer group of companies. This peer group consists of the following companies:
Beacon Power Corp.	Plug Power, Inc.	Fuel Cell Energy, Inc.
Energy Conversion Devices, Inc.	Mechanical Technology, Inc.	Capstone Turbine Corp.
Enova Systems, Inc.	Tech/Ops Sevcon, Inc	Valence Technology, Inc.
Satcon Technology Corporation	Evergreen Solar, Inc.	Active Power, Inc.
Maxwell Technologies, Inc.	Medis Technologies, Ltd.	Itron, Inc.
Catalytica Energy Systems, Inc.	Distributed Energy Systems Corp.	Millenium Cell
Allied Motion Technologies, Inc.	Quantum Fuel Systems Technologies Worldwide, Inc.

The compensation committee also considers annual salary and benefit data collected and published annually by the Mountain States Employers Council, which surveys approximately 100 companies with operations in the State of Colorado. The survey includes data from both public and private companies categorized by size, type of business and geographical location.

In setting compensation levels for the three primary elements of executive compensation, we generally strive to establish pay levels that are competitive with those of the identified peer group of companies. The amount of compensation allocated to each of the elements of compensation varies by individual and is based on the responsibilities of the individual, accomplishments of the individual during the compensation review period and the compensation of executives at the peer group of companies in similar positions.

Elements of Compensation

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions in the peer group of companies, as well as the seniority and performance of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by the compensation committee. As a guideline, we strive to establish base salary at approximately the median compensation level or above of our peer group of companies. Base salaries are reviewed annually by the compensation committee and the board of directors and may be adjusted (upward only, in the case of executives with employment agreements) from time to time coincident with our annual review.

Variable Pay. The compensation committee annually considers the award of performance-based variable compensation to compensate executives for achieving financial, operational and strategic goals and for individual performance. Objective goals considered relate to the attainment of revenue and earnings targets established in the Company's annual business plan, which is reviewed and approved by the board of directors. Operational and strategic goals are more subjective than objective and typically relate to such matters as new customer and market development activities, supply chain optimization and improvement, technology base enhancements, new product development and launch activities, enhancement to the liquidity and visibility of the company's common stock in the public trading markets and financing and capital raising activities, among other things. Subjective criteria are generally designed to establish goals and objectives that the board believes add value to the company and enhance its prospects for long-term growth and success. The compensation committee has not established any quantitative formulas or other calculations to determine the amount of variable pay nor has it established a ceiling level or amount. The amount of variable pay, if any, is established during deliberations by the compensation committee using their judgment after considering the objective and subjective factors discussed above, other subjective factors not discussed above, individual performance and success, their own business experience and variable compensation for similar positions in the peer group of companies. As a result, variable pay can vary greatly from one year to the next.

Variable compensation may be paid in the form of a cash or stock bonus, or in the form of a grant of stock options or any combination of the foregoing. As a general philosophy, the compensation committee prefers that variable compensation be paid principally in the form of equity-based instruments such as common stock or stock options that have a future service requirement (vesting period) of three years. The compensation committee believes that such equity-based compensation awards aid in the retention of the executive and align the interests of the executive with those of the Company's other shareholders.

Retirement, Severance and Other Compensation. We have entered into employment agreements with our Chief Executive Officer, William G. Rankin and our Chief Financial Officer, Donald A. French. These employment agreements contain voluntary, and involuntary severance provisions, including severance provisions arising from a change in control of the company's board of directors. The agreements also provide for the availability of post-retirement health insurance and for retirement payments upon attaining retirement age or twenty-five years of service with the Company. A voluntary severance payment of three months salary will be paid if the executive resigns, provided a required notice period as stated in the agreement is provided to the Company. In the event employment is involuntarily terminated without cause, other than through a change in control event, Mr. French will be paid one month of salary for each complete year of service with the company up to a maximum of twenty-four months. Mr. Rankin will be paid two times his base pay. In the event employment is involuntarily terminated as a result of a change in control event, Messrs. Rankin and French will be paid twice the amount payable for an involuntary separation without cause. A payment of two times base pay will be made to the executive in the event of a voluntary termination upon attaining twenty-five years of service or upon retiring after attaining an age of at least 62 1/2 years old. We provide severance benefits to executives as a retention incentive and to ensure that, in the event of a potential change in control situation that could benefit our shareholders, these executives are personally indifferent to the outcome of any such transaction. We believe the change in control severance provisions help ensure that these executives work to secure the best outcome for shareholders, even if it means they may lose their job as a result. We offer retirement payments to executives to reward long-term service and provide some measure of financial security to the executive.

The agreements also provide for the payment of one month of salary for each complete year of service with the company upon attaining retirement age or 25 years of service with the Company. The agreements further provide that the executive and his qualified family members may continue to purchase health insurance through the Company's group health insurance plan at the same cost as other employees from the date employment is terminated until the executive attains 65 years of age. Our CEO and CFO also receive a monthly automobile allowance and may utilize Company paid financial and tax planning professionals to assist the executive with personal legal, financial planning and tax issues arising from the multiple facets of the Company's compensation program. These provisions are designed to provide financial security for the executive, to aid in retention and to encourage loyalty and long-term employment with the Company.

The amounts of these potential payments are summarized below in the section "Potential Payments Upon Termination or Change in Control."

Awards of Equity-Based Compensation

Variable compensation to executives may be paid in common stock or stock options as discussed above. To the extent that equity-based compensation is granted to executives as part of the compensation committee's review of their annual compensation, any such annual grants are consistently made on or about the date of the Company's Annual Meeting of Shareholders. This practice helps avoid any perception that such equity-based compensation grants are "market timed" to provide an inappropriate compensatory benefit to the executive. Stock options granted to executives have an exercise price equal to the closing price of the Company's common stock on the American Stock Exchange on the date of grant. The date of grant for all stock option grants is the date the board formally authorizes and approves of the grant. The grant date is documented by minutes of a meeting of the board of directors or by a unanimous consent resolution of the board of directors signed by all directors authorizing the grant.

The compensation committee may also grant equity-based compensation throughout the year to key employees or executives depending on circumstances. These grants may result from a variety of factors including, but not limited to, the hiring of a new employee, the desire to retain an existing employee, the reward of extraordinary individual performance, as an incentive for an executive to renew an employment agreement or a reward for Company performance or accomplishments of exceptional value to the company and its shareholders. The timing of these grants are typically event driven, and the compensation committee does not time or consider the timing of any such grants to take advantage of current, potential or anticipated price changes in the Company's common stock.

We have not engaged in the "backdating" of stock options.

Tax and Accounting Considerations

All elements of our employee and executive compensation generate charges to earnings under generally accepted accounting principles in the United States. Our allocations of the elements of total compensation are generally not influenced by the accounting treatment of each element. We do, however, consider the tax treatment of compensation elements as one factor in the allocation of each element.

The American Jobs Creation Act of 2004 changed tax rules applicable to nonqualified deferred compensation arrangements. We believe the tax treatment of the retirement and severance provisions of our executive employment agreements changed as a result of the enactment of this law and we expect to modify these agreements to avoid certain potential tax penalties when the Internal Revenue Service issues detailed guidance in its regulations.

We have no policy addressing recovery of variable pay in the event financial results underlying any such compensation are restated. If such an event does occur, our compensation committee would determine the appropriate action under the circumstances.

SUMMARY COMPENSATION TABLE

Name and principal position	Fiscal Year	Salary	Bonus	Stock Awards(1)	Option awards(3)	All other compen- sation(4)	Total
		($)	($)	($)	($)	($)	($)

William G. Rankin
Chairman, President
and Chief Executive
Officer	2007	299,192	20,000	224,400(2)	140,069	114,934	798,595

Donald A. French
Treasurer, Secretary
and Chief Financial
Officer	2007	197,444	15,000	32,637	121,416	54,957	421,454

Ronald M. Burton
Vice President
Operations	2007	163,272	15,000	3,118	61,982	-	243,372

(1)  Includes the compensation cost of all stock awards recognized over the vesting period computed in accordance with SFAS 123R. Accordingly, compensation costs arising from stock awards granted in prior fiscal years that vest in the current fiscal year are included and compensation amounts arising from stock awards granted during the current fiscal year that have not yet vested are not included. For more information regarding the assumptions made in valuing stock awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2007 Annual Report on Form 10-K.

(2)  The compensation cost of the stock award to Mr. Rankin is deemed to vest over a six month period due to the acceleration of vesting provisions of the plan for executives who have attained plan retirement age of 62 1/2 years old.

(3)  Includes the compensation cost of all stock options recognized over the vesting period computed in accordance with SFAS 123R. Accordingly, compensation costs arising from stock options granted in prior fiscal years that vest in the current fiscal year are included and compensation amounts arising from stock options granted during the current fiscal year that have not yet vested are not included. For more information regarding the assumptions made in valuing stock awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2007 Annual Report on Form 10-K.

(4)  Amounts reported in the other compensation column above are comprised of the following items:
Name	Deferred compensation(1)	Defined contribution plan matching contributions	Automobile allowance	Employer paid life insurance(2)	Professional association membership & education fees	Total
	($)	($)	($)	($)	($)	($)

William G. Rankin	91,704	6,702	9,720	6,808	-	114,934

Donald A. French	34,063	6,702	9,720	2,966	1,506	54,957

(1)  Represents compensation cost accrued this fiscal year for potential future severance payments to Messrs. Rankin and French based on the terms of their respective employment agreements.

(2)  Premiums paid by the Company to insure the salary continuation provisions contained in Messrs. Rankin and French's employment agreements which provide for the payment of three years of annual base salary to the estate of the executive in the event of his death during the term of the employment agreement.

GRANTS OF PLAN-BASED AWARDS

Name	Grant date	All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards(1)
		(#)	(#)	($/Sh)	($)

William G. Rankin	08/02/06	70,125	-	N/A	224,400

Donald A. French	08/02/06	52,344	-	N/A	167,501

Ronald M. Burton	08/02/06	5,000	89,118	3.20	137,200

(1)  The grant date fair value is the amount computed under SFAS 123R. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. For more information regarding the assumptions made in valuing stock awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2007 Annual Report on Form 10-K.

Stock Awards

Restricted Stock Awards were granted under the Employee Stock Bonus Plan and vest in three equal annual installments beginning on the first anniversary of the grant date.

Option Awards

Option Awards were granted under the Company's 2002 Equity Incentive Plan and vest in three equal annual installments beginning on the first anniversary of the grant date. The options granted consisted of both incentive stock options and non-qualified stock options and may be exercised for a term of four years from the date of grant. The exercise price of the options is equal to the closing price of our common stock on the American Stock Exchange on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
	(#)	(#)	($)		(#)	($)

William G. Rankin	33,333	66,667(1)	3.84	11/29/15	-	-
	30,000	15,000(3)	2.53	01/03/15
	66,666	33,334(4)	2.21	11/15/14
	145,000	-	2.41	02/26/14
	100,000	-	2.75	02/13/13
	100,000	-	4.15	02/05/12
	90,000	-	7.13	01/31/11
	90,000	-	8.75	02/05/10
	77,224	-	4.38	03/22/09
	96,377	-	8.00	03/24/08
Donald A. French	25,000	50,000(1)	3.84	11/29/15	52,344(5)	215,134
	16,666	8,334(3)	2.53	01/03/15
	50,000	25,000(4)	2.21	11/15/14
	100,000	-	2.41	02/26/14
	70,000	-	2.75	02/13/13
	70,000	-	4.15	02/05/12
	60,000	-	7.13	01/31/11
	60,000	-	8.75	02/05/10
	60,521	-	4.38	03/22/09
	74,892	-	8.00	03/24/08
Ronald M. Burton	-	89,118(2)	3.20	08/01/10	5,000(5)	20,550
	16,666	33,334(1)	3.84	11/29/15
	33,333	16,667(4)	2.21	11/15/14
	50,000	-	2.50	03/03/14

(1)  Fifty percent of these unexercisable options that were granted on November 30, 2005 will vest on November 30, 2007 and the remaining fifty percent will vest on November 30, 2008.

(2)  One-third of these unexercisable options that were granted on August 2, 2006 will vest on each annual anniversary of the grant date beginning on August 2, 2007.

(3)  These unexercisable options that were granted on January 4, 2005 will vest on January 4, 2008.

(4)  These unexercisable options that were granted on November 16, 2004 will vest on November 16, 2007.

(5)  One-third of these shares that have not vested and were granted on August 2, 2006 will vest on each annual anniversary of the grant date beginning on August 2, 2007.

OPTION EXERCISES AND STOCK VESTED
	Option awards		Stock awards
Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting
	(#)	($)	(#)	($)

William G. Rankin	69,959	129,431	70,125(1)	224,400

Donald A. French	40,200	67,484	-	-

(1)  Shares granted on August 2, 2006. Although these shares vest over a three year period, they are eligible for accelerated vesting should Mr. Rankin elect to retire. Accordingly, for purposes of this presentation the shares are presented as if they were fully vested on the date of grant.

Pension Benefits

None of our executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executives participate in or have account balances in non-qualified deferred compensation plans or other deferred compensation plans sponsored by us.

 EMPLOYMENT AGREEMENTS

 The Company has entered into Employment Agreements with Messrs. Rankin and French pursuant to which Mr. Rankin has agreed to serve in his present capacity for a term expiring on December 31, 2010 and Mr. French for a term expiring on December 31, 2007. Pursuant to the Employment Agreements, Messrs. Rankin and French receive an annual base salary of $301,600 and $199,292, respectively. Messrs. Rankin and French also receive the use of an automobile and may receive bonuses, stock awards and stock options.

 Messrs. Rankin and French's Employment Agreements provide that if employment is terminated by the Company without cause during or after the term of the agreement or upon retirement after age 62 1/2, or upon attaining 25 years of service with the Company, the officer shall receive 24 months salary. If the officer terminates employment, he shall receive three months salary, unless the Company is in default, which shall be considered termination by the Company without cause. On termination by the Company following a hostile change of control of the Company, the officer shall receive twice the payment due on a termination by the Company in the absence of a change of control. If an officer dies during employment, his estate shall receive three months compensation. If the officer elects to retire at 62 1/2 years of age or upon attaining 25 years of service with the Company, the officer shall be entitled to continue to participate in the Company's group health insurance plan (at the officer's cost) until attaining age 65.

 The employment agreements further provide that the Company shall maintain at its expense, life insurance coverage on Messrs. Rankin and French payable to their designees in an amount equal to three times the annual compensation payable to each executive.

 Pursuant to the Employment Agreements, Messrs. Rankin and French have agreed to at no time disclose to others any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company's business and each has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by them, individually or with others, at any time during the term of the Employment Agreements which relate to the business of the Company.

 The Employment Agreements further provide that Messrs. Rankin and French, for a period of one year after the term of their respective Employment Agreements, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company. Messrs. Rankin and French have agreed that for a period of one year after termination of their Employment Agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will they induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

 Our executive employment agreements require us to provide compensation to Messrs. Rankin and French in the event of a termination of employment or a change of control as described in the preceding section "Employment Agreements". Our 2002 Equity Incentive Plan and our Employee Stock Bonus Plan provide for the acceleration of vesting of outstanding unvested stock options and stock awards in the event of a change in control. The tables below show estimated compensation payable to these executive officers upon various triggering events. Actual amounts can only be determined at the date of the triggering event.

William G. Rankin	Quit	Termination by us for cause	Termination by us without cause	Retirement at age 62-1/2 or upon attaining 25 years of service	Life insurance proceeds upon termination by death	Termination due to a change of control
	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	75,400	-	603,200	603,200	904,800	1,206,400
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	92,965(1)
Benefits:
Health Insurance Premiums	16,150	-	16,150	16,150	N/A	16,150
Total	91,550	-	619,350	619,350	904,800	1,315,515

(1)  Represents the value computed under FAS 123R for the repricing of outstanding stock options due to the acceleration of vesting under the 2002 Equity Incentive Plan and Employee Stock Bonus Plan upon a change of control.

Donald A. French	Quit	Termination by us for cause	Termination by us without cause	Retirement at age 62-1/2 or upon attaining 25 years of service	Life insurance proceeds upon termination by death	Termination due to a change of control
	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	49,823	-	332,153	398,584	597,876	664,306
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	329,282(2)
Benefits:
Health Insurance Premiums	130,050	-	130,050	81,600(1)	N/A	130,050
Total	179,873	-	462,203	480,184	597,876	1,123,638

(1)  Amount based on termination after 25 years of service in January 2012.

(2)  Represents the value computed under FAS 123R for the repricing of outstanding stock options due to the acceleration of vesting under the 2002 Equity Incentive Plan and Employee Stock Bonus Plan upon a change of control.

Ronald M. Burton	Quit	Termination by us for cause	Termination by us without cause	Retirement at age 62-1/2 or upon attaining 25 years of service	Life insurance proceeds upon termination by death	Termination due to a change of control
	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	-	-	-	-	-	-
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	203,770(1)
Benefits:
Health Insurance Premiums	-	-	-	-	N/A	-
Total	-	-	-	-	-	203,770

(1)  Represents the value computed under FAS 123R for the repricing of outstanding stock options due to the acceleration of vesting under the 2002 Equity Incentive Plan and Employee Stock Bonus Plan upon a change of control.

Treatment of Equity Awards

Retirement

 When an executive retires, all stock options and bonus stock awards become fully vested. Stock options may be exercised for a period of three months following retirement in the case of all incentive stock options granted and for those non-qualified stock options granted prior to February 1, 2001. Non-qualified stock options granted to executive officers after that date may be exercised for a period of one year following retirement.

Change in Control

 In the event of a change in control, all stock options and bonus stock awards held by executive officers become immediately vested.

DIRECTOR COMPENSATION

In fiscal 1994, the Board of Directors of the Company established the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors which is designed to encourage directors to participate in the ownership of the Company and therefore to more closely align their interests with those of the Company's shareholders. The Plan was approved by the Company's shareholders in February 1994. This plan was amended in 1999 and 2002.

 Directors of the Company who are not officers may elect to receive an annual retainer of $20,000 in cash or the grant of options to acquire that number of shares of the Company's common stock that is equivalent to $20,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant or a combination of cash and options that together have a fair value of $20,000. Directors electing option grants in lieu of cash compensation may elect option exercise periods ranging from three years to ten years, and must elect to receive options at least six months prior to the anticipated grant date in accordance with the terms of the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors. Options granted under the plan vest immediately.

 Directors also receive each year shares under the Company's Employee Stock Bonus Plan with a fair value of $10,000 on the date of grant. These shares vest immediately. Directors are also reimbursed for ordinary and necessary expenses of attending meetings. In addition, directors upon their initial election to the Board of Directors, are awarded 2,000 shares of the Company's common stock at a purchase price of $0.01 per share under the Employee Stock Bonus Plan. Directors who are full-time officers of the Company are not entitled to additional compensation for their service as directors. Accordingly, Mr. Rankin receives no additional compensation for his service as a director.

 The following table sets forth information concerning remuneration to directors of the Company during fiscal 2007:

Name	Fees earned or paid in cash	Stock awards(1)	Option awards(2)	Total
	($)	($)	($)	($)

Ernest H. Drew	-	10,000	20,000	30,000

Stephen J. Roy	20,000	10,000	-	30,000

Jerome H. Granrud	15,000	10,000	5,000	30,000

Donald W. Vanlandingham	20,000	10,000	-	30,000

(1) The table below shows the aggregate number of shares of common stock granted under the Employee Stock Bonus Plan held by each director as of March 31, 2007:

Number of common shares
Ernest H. Drew	5,125
Stephen J. Roy	5,125
Jerome H. Granrud	5,125
Donald W. Vanlandingham	5,125

(2) The table below shows the number of stock options held by each of our non-employee directors as of March 31, 2007:

	Grant date	Number of options outstanding	Option exercise price

Ernest H. Drew	08/11/2004	18,518	$ 2.30
	07/28/2005	12,931	$ 3.15
	08/02/2006	19,802	$ 3.20
Stephen J. Roy	04/06/2000	977	$ 7.63
Jerome H. Granrud	08/02/2006	3,937	$ 3.20
Donald W. Vanlandingham	08/19/2003	5,096	$ 3.40
	08/11/2004	9,259	$ 2.30

The Board of Directors determines the total amount of the annual retainer and bonus share award payable to members of the Board of Directors. In establishing its annual compensation the board considers data collected by management regarding the board compensation for the peer group of companies described above in the section "Compensation Discussion and Analysis".

COMPENSATION COMMITTEE REPORT

The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommends that it be included in our annual report on Form 10-K for the fiscal year ended March 31, 2007 and Proxy Statement for the annual meeting of shareholders to be held August 22, 2007.

Ernest H. Drew

Stephen J. Roy

Donald W. Vanlandingham

June 20, 2007

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with all members of the Board of Directors and with certain officers. Such agreements provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Colorado law and the Company's Bylaws.

The Company has not adopted a written related person transactions policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related persons transactions." The Audit Committee approves any transaction between the Company and a related person. A related person is any executive officer, director, or more than 5% shareholder of the Company's stock, including any of their immediate family members, and any entity owned or controlled by such persons.

PERFORMANCE GRAPH2

The following graph represents the yearly percentage change in the cumulative total return on the common stock of UQM Technologies, Inc., the group of companies comprising the S&P Electrical Equipment Index, and those companies comprising the S&P 500 Index for the five year period from 2002 through 2007:

2 The stock price performance graph depicted is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table shows the ownership of the Company's $0.01 par value common stock by (i) beneficial owners of 5 percent or more of the Company's common stock, (ii) each director and nominee director, (iii) the Chief Executive Officer and each other executive officer whose annual salary and bonus exceeds $100,000 and (iv) all directors and executive officers as a group, as of June 15, 2007. Unless otherwise noted, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned:
Name of Shareholder	Number of Common Shares Beneficially Owned	Percent of Class (1)
William G. Rankin	952,725	3.64%
Donald A. French	642,141	2.48%
Ronald M. Burton	131,372	0.52%
Ernest H. Drew	318,976	1.26%
Stephen J. Roy	11,102	- %
Jerome H. Granrud	9,296	- %
Donald W. Vanlandingham	19,480	- %
PowerShares Capital Management (2)	1,295,812	5.12%
Security Management Company, LLC (3)	1,535,188	6.06%
Director and Executive Officers as a Group	2,085,092	7.74%

(1)  Calculated separately for each holder on the basis of the actual number of outstanding shares as of June 15, 2007. Assumes that shares issuable upon exercise of options and warrants held by such person (but not by anyone else) and exercisable within 60 days have been issued as of such date.

(2)  The address of PowerShares Capital Management is 301 West Roosevelt Road, Wheaton, Illinois 60187. Powershares Capital Management disclaims beneficial ownership of any shares held by its parent Amvescap PLC or Amvescap PLC's directors and officers, and no shares held by Amvescap PLC, or its directors and officers, are included in this security ownership table.

(3)  The address of Security Management Company, LLC is One Security Benefit Place, Topeka, Kansas 66636-0001.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

 The Audit Committee of the Board of Directors has selected Grant Thornton LLP, a registered public accounting firm, as the Company's independent auditors for the fiscal year ending March 31, 2008, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Grant Thornton LLP was engaged as the Company's auditors in September 2004. Representatives of Grant Thornton LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

 Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be adopted, the proposal must be approved by the affirmative vote of a greater number of votes cast for the proposal than are cast against the proposal. If a ballot is called for, proxies in the accompanying form appointing the persons whose names are printed therein to act will (unless the proxy form has been marked against or authority to vote is withheld) be voted in favor of the proposal.

 Independent Auditor's Fees

The following table represents aggregate fees billed to the Company by Grant Thornton LLP for the fiscal years ended March 31, 2007 and 2006:
	2007	2006
Audit Fees (1)	$ 208,262	$ 231,455
Audit Related Fees (2)	$ -	$ 40,809
All Other Fees	$ -	$ -

(1)  Audit Fees consist of fees for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q. In 2007 and 2006, audit fees include fees for professional services rendered for the audits of: (i) management's assessment of the effectiveness of internal control over financial reporting; and (ii) the effectiveness of internal control over financial reporting.

(2)  Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in "Audit Fees." In 2006 this category included fees relating to registration statement filings.

All fees described above incurred in connection with services performed by Grant Thornton LLP were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant's independence.

Disagreements with Auditors

There have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

PROPOSALS BY SHAREHOLDERS

 To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 20, 2008 to UQM Technologies, Inc., Attn: Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, Colorado 80530. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals and the provisions of our Bylaws.

 Our Bylaws provide that any proposals by shareholders for the next Annual Meeting will not be acted on at the meeting unless they are received at our principal executive offices not less than 60 days nor more than 90 days before the meeting. Our Bylaws also provide that nominations to the Board of Directors for the 2008 Annual Meeting may not be made by shareholders unless written notice is received by the secretary of the Company before March 14, 2008. You should review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

 If we are not notified of intent to present a proposal at our 2008 annual meeting by April 26, 2008, we will have the right to exercise discretionary voting authority with respect to any proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

 As of the date of this proxy statement, the Board of Directors is not aware of any other matters to be presented for action at the meeting, nor has it been advised that others will present any other matters. If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgment on such matters.

ANNUAL REPORT

 Upon the receipt of a written request from any shareholder, the Company will mail, at no charge to the shareholder, a copy of the Company's fiscal 2007 Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act. Written requests for such Report should be directed to:

Secretary

UQM Technologies, Inc.

7501 Miller Drive

P.O. Box 439

Frederick, Colorado 80530

Phone (303) 278-2002

The Company's Annual Report on Form 10-K is also available on the Company's web site at www.uqm.com or at the web site that the Securities and Exchange Commission maintains at www.sec.gov.

APPROVAL OF DIRECTORS

 The Board of Directors of the Company has approved the contents of this proxy statement and its mailing to the shareholders.

 /s/Donald A. French

Donald A. French, Secretary

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

UQM Technologies, Inc., 7501 Miller Drive, Frederick, Colorado 80530

The undersigned hereby appoints William G. Rankin and Donald A. French as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of UQM Technologies, Inc. held of record by the undersigned on July 3, 2007 at the Annual Meeting of Shareholders to be held on August 22, 2007 or any adjournment thereof.

________________________________________________________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

1.  TO ELECT FIVE DIRECTORS TO THE COMPANY'S BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED.

William G. Rankin          Ernest H. Drew          Stephen J. Roy          Jerome H. Granrud          Donald W. Vanlandingham

ELECTION OF DIRECTORS	[ ] FOR all nominees listed above	[ ] WITHHOLD AUTHORITY
	(except as marked to the contrary above)	to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name above.)

2.  PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP TO ACT AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2008

[ ] FOR	[ ] Against	[ ] Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NAMED NOMINEES AND FOR PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated __________________, 2007

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.
_____________________________________
Signature

______________________________________
Signature, if held jointly